UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2010

XTRASAFE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

333-153762 (Commission File Number)	26-2780766 (IRS Employer Identification No.)

7251 West Lake Mead Boulevard
Suite 300
Las Vegas, Nevada 89128
 (Address of Principal Executive Offices, Zip Code)

702-562-4315
(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On April 15, 2010, Xtrasafe, Inc., a Florida corporation (the “Registrant”) acquired an interest in two Petroleum and Natural Gas Leases (the “Leases”) in the province of Saskatchewan.  The rights to the Leases were acquired for an aggregate CDN $8,826 (USD $8,797) and the purchase price includes the first year’s aggregate annual lease payments of CDN $396 (USD $394).  The total area covered by the Registrant’s portion of the Leases is 246 acres.  The interests in the Leases were acquired through a public land auction process held on a regular basis by the Saskatchewan provincial government.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements.

(b) Pro forma financial information.

(c) Exhibits:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTRASAFE, INC.

By: /s/ Depinder Grewal
Name: Depinder Grewal
Title: President and Chief Executive Officer

Date:  April 15, 2010